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                       AIM INTERNATIONAL CORE EQUITY FUND
                              AIM REAL ESTATE FUND

                    (SERIES PORTFOLIOS OF AIM ADVISOR FUNDS)

                          Supplement dated May 2, 2003
        to the Statement of Additional Information dated December 2, 2002 as supplemented January 24, 2003 and February 14, 2003

The following information is added after the fourteenth bullet point of the third paragraph under the heading "PURCHASE, REDEMPTION AND PRICING OF SHARES - PURCHASE AND REDEMPTION OF SHARES - PURCHASES OF CLASS A SHARES AT NET ASSET VALUE" of the Statement of Additional Information:

         "Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement;"